                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: July 8, 1999
                    Capita Equipment Receivables Trust 1996-1


      A New York            Commission File                I.R.S. Employer
     Corporation            NO. 333-08645                   No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date:       July 8, 1999         Payment Date:      July 15, 1999
Collection Period:        June 30, 1999

Item 5.    Other

     I.    Information Regarding the Contracts


         1.  Contract Pool Principal Balance
             a.    Beginning of Collection Period                           $527,885,316.74
             b.    End of Collection Period                                 $485,542,119.68
             c.    Reduction for Collection Period                          $ 42,343,197.06
         2.  Delinquent Scheduled Payments
             a.    Beginning of Collection Period                           $ 20,521,733.95
             b.    End of Collection Period                                 $ 17,400,957.19
         3.  Liquidated Contracts
             a.    Number of Liquidated Contracts
                   with respect to Collection Period                                    864
                                                                                        ---
             b.    Required Payoff Amounts of Liquidated Contracts           $ 3,303,426.44
             c.    Total Reserve for Liquidation Expenses                    $      --
             d.    Total Liquidation Proceeds Received (1)                   $ 2,077,980.00
             e.    Liquidation Proceeds Allocated to Owner Trust             $ 1,486,925.09
             f.    Liquidation Proceeds Allocated to Depositor               $   591,054.91
             g.    Current Realized Losses                                   $ 1,816,501.35
         4.  Prepaid Contacts
             a.    Number of Prepaid Contracts with respect
                   to Collection Period                                                 697
                                                                                        ---
             b.    Required Payoff Amounts of Prepaid Contracts              $ 2,908,728.41
         5.  Purchased Contracts (by TCC)
             a.    Number of Contracts Purchased by TCC with
                   respect to Collection Period                                           0
                                                                                         --
             b.    Required Payoff Amounts of Purchased Contracts            $      --


         6.  Delinquency Status of Contracts (End of Collection Period)


                                   ------------------------------------------------------------------------------------
                                                                                                     % of Aggregate
                                      Number of          % of              Aggregate Required        Required Payoff
                                      Contracts        Contracts             Payoff Amounts              Amounts
                                   ------------------------------------------------------------------------------------

             a.    Current              60,405          89.41%              $449,321,600.27             89.34%
             b.    31-60 days            3,309           4.90%              $ 25,236,067.84              5.02%
             c.    61-90 days            1,718           2.54%              $ 12,219,195.74              2.43%
             d.    91-120 days             940           1.39%              $  7,623,303.55              1.52%
             e.    120+ days             1,188           1.76%              $  8,542,909.47              1.70%
             f.    Total                67,560         100.00%              $502,943,076.87            100.00%

         7.  Historical Delinquency Experience with Respect to Contracts

             -------------------------------------------------------------------------------------------------------------------
                                        % of                    % of                        % of                     % of
                                     Aggregate                Aggregate                   Aggregate                Aggregate
                                  Required Payoff          Required Payoff             Required Payoff          Required Payoff
                                      Amounts                  Amounts                     Amounts                  Amounts
               Collection
                  Periods       31-60 Days Past Due      61-90 Days Past Due        91-120 Days Past Due      120+ Days Past Due
             --------------------------------------------------------------------------------------------------------------------
              6/30/99                  5.02%                    2.43%                       1.52%                    1.70%
              5/31/99                  6.17%                    2.59%                       1.27%                    1.90%
              4/30/99                  5.66%                    2.37%                       1.08%                    1.71%
              3/31/99                  5.84%                    2.32%                       1.08%                    1.66%
              2/28/99                  6.98%                    2.44%                       1.30%                    1.80%
              1/31/99                  6.09%                    2.24%                       1.17%                    1.74%
              12/31/98                 5.94%                    1.90%                       1.23%                    1.45%
              11/30/98                 6.15%                    1.94%                       0.92%                    1.30%
              10/31/98                 4.92%                    1.55%                       0.90%                    1.28%
              9/30/98                  4.39%                    1.47%                       0.91%                    1.24%
              8/31/98                  4.08%                    1.59%                       0.83%                    1.00%
              7/31/98                  4.04%                    1.42%                       0.82%                    1.17%
              6/30/98                  3.90%                    1.37%                       0.77%                    1.41%
              5/31/98                  4.46%                    1.51%                       0.80%                    1.41%
              4/30/98                  4.47%                    1.54%                       0.98%                    1.25%
              3/31/98                  3.85%                    1.61%                       0.98%                    1.12%
              2/28/98                  6.83%                    2.00%                       0.79%                    1.09%
              1/31/98                  4.39%                    1.21%                       0.65%                    0.94%
              12/31/97                 3.50%                    1.25%                       0.54%                    0.85%
              11/30/97                 2.78%                    0.42%                       0.24%                    0.16%
              10/31/97                 3.64%                    1.07%                       0.45%                    0.73%
              9/30/97                  3.21%                    0.95%                       0.48%                    0.82%
              8/31/97                  3.58%                    0.95%                       0.50%                    0.80%
              7/31/97                  3.11%                    0.90%                       0.53%                    0.78%
              6/30/97                  3.53%                    0.90%                       0.57%                    0.69%
              5/31/97                  3.06%                    0.99%                       0.58%                    0.63%
              4/30/97                  2.99%                    1.08%                       0.47%                    0.64%
              3/31/97                  3.73%                    0.96%                       0.46%                    0.61%
              2/28/97                  3.70%                    0.97%                       0.55%                    0.55%
              1/31/97                  3.27%                    0.97%                       0.49%                    0.40%
              12/31/96                 4.10%                    0.96%                       0.39%                    0.20%
              11/30/96                 3.49%                    0.83%                       0.34%                    0.00%
              10/31/96                 2.90%                    0.64%                       0.01%                    0.01%

         8.  Historical Loss Experience With Respect to Contracts


                                                    ------------------------------------------------------------------------------
                                                     Collection       3 Collection       6 Collection Periods     Cumulative Since
                                                       Period        Periods Ending             Ending              Cut-off Date
                                                      June-99            June-99                June-99
                                                    ------------------------------------------------------------------------------
           a.    Number of Liquidated
                 Contracts                                 864              1,726                  3,082                  20,291
           b.    Number of Liquidated
                 Contracts as a Percentage               0.308%             0.615%                 1.098%                  7.230%
                 of Initial Contracts
           c.    Required Payoff Amounts of
                 Liquidated Contracts                3,303,426          9,077,314             18,671,827             121,858,922
           d.    Liquidation Proceeds Allocated
                 to Owner Trust                      1,486,925          2,336,974              5,312,732              28,624,582
           e.    Aggregate Current Realized
                 Losses                              1,816,501          6,740,340             13,359,095              93,234,340
           f.    Aggregate Current Realized
                 Losses as a Percentage of
                 Cut-off Date Contract Pool
                 Principal Balance                       0.057%             0.212%                 0.419%                  2.927%

 II.   Information Regarding the Securities

       1.  Summary of Balance Information

                -------------------------------------------------------------------------------------------------------------------

                                          Principal Balance as of  Class Factor as of   Principal Balance as of  Class Factor as of
                        Class    Coupon        July 15, 1999          July 15, 1999          June 15, 1999          June 15, 1999
                                  Rate         Payment Date           Payment Date           Payment Date           Payment Date

                -------------------------------------------------------------------------------------------------------------------
          a.    Class A-1 Notes  5.6000%            $0.00                 0.00000                 $0.00                 0.00000
          b.    Class A-2 Notes  5.9500%            $0.00                 0.00000                 $0.00                 0.00000
          c.    Class A-3 Notes  6.1100%            $0.00                 0.00000                 $0.00                 0.00000
          d.    Class A-4 Notes  6.2800%       $228,783,747.88            0.57164            $274,247,722.95            0.68524
          e.    Class B Notes    6.5700%       $178,500,000.00            1.00000            $178,500,000.00            1.00000
          f.    Equity
                Certificates     6.7500%        $95,659,329.00            0.75021             $95,659,329.00            0.75021
          g.    Total              N.A.        $502,943,076.88            0.15790            $548,407,051.95            0.17217


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $502,943,076.88 and the CCA Balance is $62,574,143.51.



      2.  Monthly Principal Amount
          a.    Principal Balance of Notes and Equity Certificates
                (End of Prior Collection Period)                                            $548,407,051.95
          b.    Contract Pool Principal Balance (End of Collection Period)                  $485,542,119.68
          c.    Monthly Principal Amount                                                    $ 62,864,932.27
      3.  Gross Collections
          a.    Scheduled Payments Received                                                 $ 43,324,057.69
          b.    Liquidation Proceeds Allocated to Owner Trust                               $  1,486,925.09
          c.    Required Payoff Amounts of Prepaid Contracts                                $  2,908,728.41
          d.    Required Payoff Amounts of Purchased Contracts                              $        --
          e.    Proceeds of Clean-up Call                                                   $        --
          f.    Investment Earnings on Collection Account and Note Distribution Account     $    114,456.87
          g.    Extension Fees Allocated to Owner Trust                                     $       (167.96)
          h.    Total Gross Collections (sum of (a) through (g))                            $ 47,834,000.10
      4.  Determination of Available Funds
          a.    Total Gross Collections                                                     $ 47,834,000.10
          b.    Withdrawal from Cash Collateral Account                                     $  1,130,456.49
          c.    Total Available Funds                                                       $ 48,964,456.59



                                  Page 4 of 8









      5.  Application of Available Funds


          ------------------------------------------------------------------------------------------
                        Item                                     Amount    Remaining Available Funds
          ------------------------------------------------------------------------------------------
          a.    Total Available Funds                                          $48,964,456.59
          b.    Servicing Fee                              $   549,880.54      $48,414,576.05
          c.    Interest on Notes:
                i)         Class A-1 Notes                 $     -             $48,414,576.05
                ii)        Class A-2 Notes                 $     -             $48,414,576.05
                iii)       Class A-3 Notes                 $     -             $48,414,576.05
                iv)        Class A-4 Notes                 $ 1,435,229.75      $46,979,346.30
                v)         Class B Notes                   $   977,287.50      $46,002,058.80
          d.    Interest on Equity
                Certificates                               $   538,083.73      $45,463,975.07
          e.    Principal of Notes and
                Equity Certificates:
                i)         Class A-1 Notes                 $ -                 $45,463,975.07
                ii)        Class A-2 Notes                 $ -                 $45,463,975.07
                iii)       Class A-3 Notes                 $ -                 $45,463,975.07
                iv)        Class A-4 Notes                 $45,463,975.07      $    -
                v)         Class B Notes                   $     -             $    -
                vi)        Equity Certificates             $     -             $    -
          f.    Deposit to Cash
                Collateral Account                         $     -             $    -
          g.    Amount to be applied in
                accordance with CCA
                Loan Agreement                             $     -             $    -
          h.    Balance, if any, to Equity
                Certificates                               $     -             $    -

III. Information Regarding the Cash Collateral Account

      1.  Balance Reconciliation

          -----------------------------------------------------------------------------------------
                                                                              July 15, 1999
                            Item                                              Payment Date
          -----------------------------------------------------------------------------------------
          a.    Available Cash Collateral Amount (Beginning)                   $ 63,704,600.00
          b.    Deposits to Cash Collateral Account                            $      -
          c.    Withdrawals from Cash Collateral Account                       $  1,130,456.49
          d.    Releases of Cash Collateral Account Surplus
                (Excess, if any of (a) plus (b) minus (c) over (f))            $      -
          e.    Available Cash Collateral Amount (End)
                (Sum of (a) plus (b) minus (c) minus (d))                      $ 62,574,143.51
          f.    Requisite Cash Collateral Amount                               $ 63,704,600.00
          g.    Cash Collateral Account Shortfall
                (Excess, if any, of (f) over (e))                              $  1,130,456.49
      2.  Calculation of Requisite Cash Collateral Amount
          a.    For Payment Dates from, and including, the
                November 1996 Payment Date to,
                and including, the October 1997 Payment Date
                1) Initial Cash Collateral Amount                              $207,040,000.00
          b.    For Payment Dates from, and including, the
                November 1997 Payment Date until
                the Final Payment Date, the sum of
                1) 8% of the Contract Pool Principal Balance                   $ 38,843,369.57
                2) The Aggregate Principal Balance of the Notes
                   and the Equity Certificate Balance less the
                   Contract Pool Principal Balance                             $ 17,400,957.20
                3) Total ((1) plus (2))                                        $ 56,244,326.77

          c.    Floor equal to the lesser of
                1) 2% of Cut-Off Date Contract Pool Principal                  $ 63,704,600.00
                   Balance ($63,704,600); and
                2) the Aggregate Principal Balance of the Notes
                   and the Equity Certificate Balance                          $ 63,704,600.00
          d.    Requisite Cash Collateral Amount
      3.  Calculation of Cash Collateral Account Withdrawals
          a.    Interest Shortfalls                                            $       -
          b.    Principal Deficiency Amount                                    $  1,130,456.49
          c.    Principal Payable at Stated Maturity Date of
                Class of Notes or Equity Certificates                          $            -
          d.    Total Cash Collateral Account Withdrawals                      $  1,130,456.49

IV.  Information Regarding Distributions on Securities


      ----------------------------------------------------------------------------------------
             Distribution                          Class A-1     Class A-2        Class A-3
                Amounts                              Notes         Notes            Notes
      ----------------------------------------------------------------------------------------
      1. Interest Due                                 $ -            $ -             $ -
      2. Interest Paid                                $ -            $ -             $ -
      3. Interest Shortfall
      ((1) minus (2))                                 $ -            $ -             $ -
      4. Principal Paid                               $ -            $ -             $ -
      5. Total Distribution Amount
      ((2) plus (4))                                  $ -            $ -             $ -

      -------------------------------------------------------------------------------------------------------------------
             Distribution                     Class A-4           Class B         Equity
               Amounts                          Notes              Notes        Certificates                Totals
      -------------------------------------------------------------------------------------------------------------------
      1. Interest Due                        $1,435,229.75      $977,287.50    $ 538,083.73             $ 2,950,600.98
      2. Interest Paid                       $1,435,229.75      $977,287.50    $ 538,083.73             $ 2,950,600.98
      3. Interest Shortfall
      ((1) minus (2))                        $      -           $    -         $     -                  $       -
      4. Principal Paid                      $45,463,975.07     $    -         $     -                  $45,463,975.07
      5. Total Distribution Amount
      ((2) plus (4))                         $46,899,204.82     $977,287.50    $ 538,083.73             $48,414,576.04

V.  Information Regarding Other Pool Characteristics


        -------------------------------------------------------------------------------------------------------
                                                                 As of End of             As of End of
                            Item                                    June-99                   May-99
                                                              Collection Period         Collection Period
        -------------------------------------------------------------------------------------------------------
    1.  Original Contract Characteristics
        a.    Original Number of Contracts                         280,634                    N.A.
        b.    Cut-Off Date Contract Pool
              Principal Balance                                 3,185,229,329                 N.A.
        c.    Original Weighted Average
              Remaining Term                                     38.6 months                  N.A.
        d.    Weighted Average
              Original Term                                      56.1 months                  N.A.
    2.  Current Contract Characteristics
        a.    Number of Contracts                                   67,560                   73,015
        b.    Average Contract
              Principal Balance                                      7,187                    7,230
        c.    Weighted Average
              Remaining Term                                          22.3                     22.6

VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule


     -------------------------------------------------------
     Payment Date                            Since Issue
       Period                                    CPR
     -------------------------------------------------------

       0                    Oct-96
       1                    Nov-96             10.866%
       2                    Dec-96              7.964%
       3                    Jan-97              8.606%
       4                    Feb-97              8.254%
       5                    Mar-97              7.615%
       6                    Apr-97              7.211%
       7                    May-97              8.268%
       8                    Jun-97              7.752%
       9                    Jul-97              7.784%
      10                    Aug-97              7.781%
      11                    Sep-97              7.506%
      12                    Oct-97              7.348%
      13                    Nov-97              7.346%
      14                    Dec-97              6.629%
      15                    Jan-98              6.741%
      16                    Feb-98              7.251%
      17                    Mar-98              6.870%
      18                    Apr-98              7.200%
      19                    May-98              7.072%
      20                    Jun-98              6.870%
      21                    Jul-98              7.232%
      22                    Aug-98              7.327%
      23                    Sep-98              7.253%
      24                    Oct-98              7.147%
      25                    Nov-98              7.198%
      26                    Dec-98              7.079%
      27                    Jan-99              7.208%
      28                    Feb-99              7.415%
      29                    Mar-99              7.485%
      30                    Apr-99              7.965%
      31                    May-99              8.545%
      32                    Jun-99              8.120%
      33                    Jul-99              8.446%


  VII. Purchased, Liquidated and Paid Contracts
         A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the
   Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July 15, 1999.

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                 Thomas G. Adams
                                -----------------
                                 Thomas G. Adams
                   Senior Vice President, Financial Reporting